                                VESTING AGREEMENT

Name of Grantee:  {{Name}}
No. of Units: {{Award}}, subject to increase upon the issuance of any
Overallotment IPO Shares as described below
Grant Date: October 29, 2004
Final Acceptance Date: October 29, 2004

         Pursuant to the Operating Agreement, as amended through the date hereof
(the "Operating Agreement"), of NRF Employee, LLC, a Delaware limited liability company (the "Company"), the Company hereby grants to the Grantee named above
Units (as defined in the Operating Agreement) having the rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption and conversion set forth herein and in the Operating
Agreement. Upon the close of business on the Final Acceptance Date, if this
Vesting Agreement (this "Agreement") is accepted, the Grantee shall receive the number of Units specified above, subject to the restrictions and conditions set forth herein and in the Operating Agreement. In addition, pursuant to this
Agreement, upon each issuance of Overallotment IPO Shares (as defined in the
NorthStar Realty Finance Corp. 2004 Omnibus Stock Incentive Plan (the "Plan")),
the Grantee shall receive an additional number of Units equal to {{Percentage}}
of the number of such Overallotment IPO Shares, subject to the restrictions and conditions set forth herein and in the Operating Agreement. The Units granted herein are being granted in connection with the issuance of the Initial LTIP
Units (as defined in the Operating Agreement) from NorthStar Realty Finance
Limited Partnership, a Delaware limited partnership (the "Partnership"), to the
Company as an Other Award pursuant to the Plan and the LTIP Unit Vesting
Agreement by and between the Partnership and the Company (the "LTIP Unit Vesting
Agreement").

     1. Acceptance of Agreement. The Grantee shall have no rights with respect to this Agreement unless it has accepted this Agreement prior to the close of business on the Final Acceptance Date specified above by (i) signing and delivering to the Company a copy of this Agreement and (ii) unless the Grantee is already a Member (as defined in the Operating Agreement), signing, as a
Member, and delivering to the Company a counterpart signature page to the
Operating Agreement (attached hereto as Annex A). Upon the close of business on the Final Acceptance Date, if this Agreement is accepted by the Grantee, and any automatic grant of Units under this Agreement as a result of the issuance of any
Overallotment IPO Shares, the Operating Agreement shall be amended to reflect the issuance to the Grantee of the Units so accepted or automatically granted and the Company shall deliver to the Grantee a certificate of the Company certifying the number of Units then issued to the Grantee. Thereupon, the
Grantee shall have all the rights of a Member of the Company with respect to the number of Units then issued to the Grantee, as set forth in the Operating
Agreement, subject, however, to the restrictions and conditions specified in
Section 2 below.

     2. Restrictions and Conditions.

         (a) The records of the Company evidencing the Units granted herein shall bear an appropriate legend, as determined by the Company in its sole discretion, to the effect that such Units are subject to restrictions as set forth herein and in the Operating Agreement.

         (b) Units granted herein may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of by the Grantee prior to vesting.

         (c) In the event of the Grantee's termination of employment with, cessation of consulting relationship with or cessation of service to NorthStar
Realty Finance Corp. ("NRFC") and its Subsidiaries (as defined in the Plan) for any reason, the Units that have not vested at that time will be forfeited to the
Company without payment of any consideration by the Company, and neither the
Grantee nor any of his successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such Units. In the event
Grantee becomes a consultant, advisor or Non-Employee Director (as such term is defined in the Plan), such change in status shall not be deemed a termination of employment or service with the Company at the time of such change in status.

     3. Vesting of Units. The restrictions and conditions in Paragraph 2 of this
Agreement shall lapse and the Units granted herein shall vest as to 1/12th of the Units granted herein on the 29th day of each January, April, July and
October beginning January 29, 2005.

     4. Acceleration of Vesting in Special Circumstances. If a Change of Control
(as defined in the Plan) occurs, any restrictions and conditions on all Units subject to this Agreement shall be deemed waived by the Company and all Units granted hereby shall automatically become fully vested.

     5. Distributions. Distributions on the Units shall be paid currently to the
Grantee in accordance with the terms of the Operating Agreement.

     6. Covenants, Representation and Warranties. The Grantee hereby makes the covenants, representations and warranties and set forth on Annex B attached hereto as of the date of acceptance of this Agreement and the date of each automatic grant of additional Units under this Agreement after such date. All of such covenants, warranties and representations shall survive the execution and delivery of this Agreement by the Grantee. The Grantee shall immediately notify the Company upon discovering that any of the representations or warranties set forth on Annex B were false when made or have, as a result of changes in circumstances, become false. The Grantee acknowledges and agrees that as required by the LTIP Unit Vesting Agreement, the covenants, representations and warranties set forth on Annex B are also made specifically for the benefit of the Partnership and NRFC, who may rely on such covenants, representations and warranties as if they were parties hereto.

     7. Transferability. This Agreement is personal to the Grantee, is non-assignable and is not transferable in any manner, by operation of law or otherwise.

     8. Amendment. The Grantee acknowledges that the Plan may be amended or discontinued in accordance with Section 12 thereof and that the LTIP Unit
Vesting Agreement

                                       2

may be amended or canceled by the Administrator of the Plan, on behalf of the
Partnership, for the purpose of satisfying changes in law or for any other lawful purpose, provided that no such action shall impair the Company's rights under the LTIP Unit Vesting Agreement without the Company's written consent. The
Grantee further acknowledges that this Agreement may be amended or canceled by the Company for the purpose of satisfying changes in law or for any other lawful purpose, provided that no such action shall impair the Grantee's rights under this Agreement without the Grantee's written consent.

     9. No Obligation to Continue Employment. Neither the Company, the
Partnership, NRFC nor any subsidiary of any of them is obligated by or as a result of the Plan or this Agreement to continue to have the Grantee provide services to it or to continue the Grantee in employment and neither the Plan nor this Agreement shall interfere in any way with the right of the Company, the
Partnership, NRFC or any subsidiary of any of them to terminate its relationship with the Grantee or the employment of the Grantee at any time.

     10. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the
Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

     11. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, applied without regard to conflict of law principles. The parties hereto agree that any action or proceeding arising directly, indirectly or otherwise in connection with, out of, related to or from this Agreement, any breach hereof or any action covered hereby, shall be resolved within the State of New York and the parties hereto consent and submit to the jurisdiction of the federal and state courts located within the City of New York, New York. The parties hereto further agree that any such action or proceeding brought by either party to enforce any right, assert any claim, obtain any relief whatsoever in connection with this Agreement shall be brought by such party exclusively in federal or state courts located within the State of New York.

                                          NRF EMPLOYEE, LLC

                                          By: NorthStar Realty Finance Limited
                                              Partnership, its manager

                                          By: NorthStar Realty Finance Corp.,
                                              its general partner

                                              By:
                                                 -------------------------------
                                                 Name: Mark E. Chertok
                                                 Title: Chief Financial Officer
                                                 and Treasurer

                                       3

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the Grantee.

Dated: October 29, 2004
                                              ----------------------------------
                                              Name: {{Name}}

                                              Grantee's address:

                                              {{Address}}

                                     ANNEX A

                                NRF EMPLOYEE, LLC

                               OPERATING AGREEMENT

                              MEMBER SIGNATURE PAGE

         The undersigned, desiring to become a Member of NRF Employee, LLC, a
Delaware limited liability company (the "Company"), hereby becomes a party to the Operating Agreement of the Company (as amended or restated, the "Operating
Agreement"), to which NorthStar Realty Finance Limited Partnership, a Delaware
limited partnership, is a party as the Manager. The undersigned hereby agrees to all the provisions of the Operating Agreement, and agrees that this signature page may be attached to any counterpart copy of the Operating Agreement.

                                                MEMBER

                                                --------------------------------
                                                Name: {{Name}}
                                                Date: October 29, 2004

                                                Address of Member:

                                                {{Address}}

                                     ANNEX B

               GRANTEE'S COVENANTS, REPRESENTATIONS AND WARRANTIES

     The Grantee hereby represents, warrants and covenants as follows:

         (a) The Grantee has received and had an opportunity to review the following documents (the "Background Documents"):

             (i) NRFC's latest Annual Report to Stockholders that has been provided to stockholders after NRFC's initial public offering, if available;

             (ii) NRFC's Proxy Statement for its most recent Annual Meeting of
     Stockholders following NRFC's initial public offering, if available;

             (iii) NRFC's Report on Form 10-K for the fiscal year most recently ended following NRFC's initial public offering, if available;

             (iv) If any of the documents described in clauses (i) - (iii) above is not available, NRFC's Registration Statement on Form S-11 registering
     NRFC's initial public offering of its common stock;

             (v) NRFC's Form 10-Q for the most recently ended quarter if one has been filed by NRFC with the Securities and Exchange Commission since the filing of the Form 10-K described in clause (iii) above or, if a Form 10-K has not been filed by NRFC, since the filing of the Form S-11 described in clause (iv) above;

             (vi) Each of NRFC's Current Report(s) on Form 8-K, if any, filed since the later of the end of the fiscal year most recently ended for which a Form 10-K has been filed by NRFC or the filing of the Form S-11 described in clause (iv) above;

             (vii) The Amended and Restated Agreement of Limited Partnership of
     the Partnership, as amended through the date hereof (the "Partnership
     Agreement");

             (viii) The LTIP Unit Vesting Agreement;

             (ix) The Operating Agreement;

             (x) The Plan; and

             (xi) NRFC's Certificate of Incorporation, as amended.

             The Grantee also acknowledges that any delivery of the Background
Documents and other information relating to the Company, the Partnership and
NRFC prior to the determination by the Company of the suitability of the Grantee as a holder of Units shall not constitute an offer of Units until such determination of suitability shall be made.

         (b) The Grantee hereby represents and warrants that

             (i) The Grantee either (A) is an "accredited investor" as defined in Rule 501(a) under the Securities Act of 1933, as amended (the
     "Securities Act"), or (B) by reason of the business and financial experience of the Grantee, together with the business and financial experience of those persons, if any, retained by the Grantee to represent or advise him, her or it with respect to the grant to him, her or it of
     Units, the potential redemption of Units for LTIP Units (as defined in the
     Operating Agreement), the potential conversion of such LTIP Units into common units of the Partnership ("Common Units") and the potential redemption of such Common Units for shares of common stock of NRFC ("REIT
     Shares"), has such knowledge, sophistication and experience in financial and business matters and in making investment decisions of this type that the Grantee (I) is capable of evaluating the merits and risks of an investment in the Company and the Partnership and potential investment in the Company and of making an informed investment decision, (II) is capable of protecting his, her or its own interest or has engaged representatives or advisors to assist him, her or it in protecting his, her or its interests, and (III) is capable of bearing the economic risk of such investment.

             (ii) The Grantee understands that (A) the Grantee is responsible for consulting his, her or its own tax advisors with respect to the application of the U.S. federal income tax laws, and the tax laws of any state, local or other taxing jurisdiction to which the Grantee is or by reason of the award of Units may become subject, to his, her or its particular situation; (B) the Grantee has not received or relied upon business or tax advice from the Company, the Partnership, NRFC or any of their respective employees, agents, consultants or advisors, in their capacity as such; (C) each Unit represents an indirect economic interest in one LTIP Unit; (D) the Grantee provides services to the Partnership on a regular basis and in such capacity has access to such information, and has such experience of and involvement in the business and operations of the
     Partnership, as the Grantee believes to be necessary and appropriate to make an informed decision to accept this award of Units; and (E) an investment in the Company, the Partnership and/or NRFC involves substantial risks. The Grantee has been given the opportunity to make a thorough investigation of matters relevant to the Units and has been furnished with, and has reviewed and understands, materials relating to the Company, the
     Partnership and NRFC and their respective activities (including, but not limited to, the Background Documents). The Grantee has been afforded the opportunity to obtain any additional information (including any exhibits to the Background Documents) deemed necessary by the Grantee to verify the accuracy of information conveyed to the Grantee. The Grantee confirms that all documents, records, and books pertaining to his, her or its receipt of
     Units which were requested by the Grantee have been made available or delivered to the Grantee. The Grantee has had an opportunity to ask questions of and receive answers from the Company, the Partnership and
     NRFC, or from a person or persons acting on their behalf, concerning the terms and conditions of the Units. THE GRANTEE HAS RELIED UPON, AND IS
     MAKING ITS DECISION SOLELY UPON, THE BACKGROUND DOCUMENTS AND OTHER WRITTEN
     INFORMATION PROVIDED TO THE GRANTEE BY THE COMPANY, THE PARTNERSHIP OR
     NRFC. The Grantee did not receive any tax, legal or financial advice from the Company, the Partnership or NRFC and, to the extent it deemed necessary, has consulted

     with its own advisors in connection with its evaluation of the Background
     Documents and this Agreement and the Grantee's receipt of Units.

             (iii) The Units to be issued, the LTIP Units issuable upon redemption of the Units, the Common Units issuable upon conversion of the
     LTIP Units and any REIT Shares issued in connection with the redemption of any such Common Units will be acquired for the account of the Grantee for investment only and not with a current view to, or with any intention of, a distribution or resale thereof, in whole or in part, or the grant of any participation therein, without prejudice, however, to the Grantee's right
     (subject to the terms of the Units, this Agreement, the LTIP Units, the
     LTIP Unit Vesting Agreement and the Plan) at all times to sell or otherwise dispose of all or any part of his or her Units, LTIP Units, Common Units or
     REIT Shares in compliance with the Securities Act, and applicable state securities laws, and subject, nevertheless, to the disposition of his or her assets being at all times within his or her control.

             (iv) The Grantee acknowledges that (A) neither the Units to be issued, the LTIP Units issuable upon redemption of the Units, nor the
     Common Units issuable upon conversion of the LTIP Units, have been registered under the Securities Act or state securities laws by reason of a specific exemption or exemptions from registration under the Securities Act and applicable state securities laws and, if such Units, LTIP Units or
     Common Units are represented by certificates, such certificates will bear a legend to such effect, (B) the reliance by the Company, the Partnership and
     NRFC on such exemptions is predicated in part on the accuracy and completeness of the representations and warranties of the Grantee contained herein, (C) such Units, LTIP Units, or Common Units, therefore, cannot be resold unless registered under the Securities Act and applicable state securities laws, or unless an exemption from registration is available, (D)
     there is no public market for such Units, LTIP Units and Common Units and
     (E) neither the Company, the Partnership nor NRFC has any obligation or intention to register such Units, the LTIP Units issuable upon redemption of the Units, or the Common Units issuable upon conversion of the LTIP
     Units under the Securities Act or any state securities laws or to take any action that would make available any exemption from the registration requirements of such laws, except, that, upon the redemption of the Common
     Units for REIT Shares, the Company currently intends to issue such REIT
     Shares under the Plan and pursuant to a Registration Statement on Form S-8 under the Securities Act, to the extent that (I) the Grantee is eligible to receive such REIT Shares under the Plan at the time of such issuance, (II)
     the Company has filed a Form S-8 Registration Statement with the Securities and Exchange Commission registering the issuance of such REIT Shares and
     (III) such Form S-8 is effective at the time of the issuance of such REIT
     Shares. The Grantee hereby acknowledges that because of the restrictions on transfer or assignment of such Units acquired hereby, the LTIP Units issuable upon redemption of the Units, and the Common Units issuable upon conversion of the LTIP Units which are set forth in this Agreement, the
     Operating Agreement, the LTIP Unit Vesting Agreement and the Partnership
     Agreement, the Grantee may have to bear the economic risk of his, her or its ownership of the Units acquired hereby, the LTIP Units issuable upon redemption of the Units and the Common Units issuable upon conversion of the LTIP Units for an indefinite period of time.

             (v) The Grantee has determined that the Units are a suitable investment for the Grantee.

             (vi) No representations or warranties have been made to the Grantee by the Company, the Partnership or NRFC, or any officer, director, shareholder, agent, or affiliate of any of them, and the Grantee has received no information relating to an investment in the Company, the
     Partnership or the Units except the information specified in Paragraph (a)
     above.

         (c) So long as the Grantee holds any Units or LTIP Units issuable upon redemption of the Units, the Grantee shall disclose to the Company or the
Partnership, as applicable, in writing such information as may be reasonably requested with respect to ownership of Units and LTIP Units as the Company or the Partnership, as applicable, may deem reasonably necessary to ascertain and to establish compliance with provisions of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to the Company or the Partnership, as applicable, or to comply with requirements of any other appropriate taxing authority.

         (d) The Grantee hereby agrees to make an election under Section 83(b)
of the Code with respect to the Units awarded hereunder, and has delivered with this Agreement a completed, executed copy of the election form attached hereto as Annex C. The Grantee agrees to file the election (or to permit the Company to file such election on the Grantee's behalf) within thirty (30) days after the award of the Units hereunder with the IRS Service Center at which such Grantee files his or her personal income tax returns, and to file a copy of such election with the Grantee's U.S. federal income tax return for the taxable year in which the Units are awarded to the Grantee.

         (e) The address set forth on the signature page of this Agreement is the address of the Grantee's principal residence, and the Grantee has no present intention of becoming a resident of any country, state or jurisdiction other than the country and state in which such residence is sited.

         (f) The representations of the Grantee as set forth above are true and complete to the best of the information and belief of the Grantee, and the
Company shall be notified promptly of any changes in the foregoing representations.

                                     ANNEX C

                 ELECTION TO INCLUDE IN GROSS INCOME IN YEAR OF
                 TRANSFER OF PROPERTY PURSUANT TO SECTION 83(B)
                          OF THE INTERNAL REVENUE CODE

     The undersigned hereby makes an election pursuant to Section 83(b) of the
Internal Revenue Code with respect to the property described below and supplies the following information in accordance with the regulations promulgated thereunder:

     1.   The name, address and taxpayer identification number of the undersigned are:

          Name: {{Name}} (the "Taxpayer")

          Address: {{Address}}

          Social Security No./Taxpayer Identification No.: {{SSN}}

     2.   Description of property with respect to which the election is being made:

          The election is being made with respect to {{Award}} Units in NRF
          Employee, LLC (the "LLC").

     3.   The date on which the Units were transferred is October 29, 2004. The taxable year to which this election relates is calendar year 2004.

     4.   Nature of restrictions to which the Units are subject:

          (a)  Until the Units vest, the Taxpayer may not transfer in any manner any portion of the Units without the consent of the LLC.

          (b)  The Taxpayer's Units vest in accordance with the vesting provisions described in the Schedule attached hereto. Unvested
               Units are forfeited in accordance with the vesting provisions described in the Schedule attached hereto.

     5.   The fair market value at time of transfer (determined without regard to any restrictions other than restrictions which by their terms will never lapse) of the Units with respect to which this election is being made was $0 per Unit.

     6.   The amount paid by the Taxpayer for the Units was $0 per Unit.

     7.   A copy of this statement has been furnished to the LLC, its manager,
          NorthStar Realty Finance Limited Partnership (the "Partnership") and
          the Partnership's general partner, NorthStar Realty Finance Corp.

Dated:  October 29, 2004

                                             -----------------------------------
                                             Name: {{Name}}

         SCHEDULE TO SECTION 83(B) ELECTION -VESTING PROVISIONS OF UNITS

         Units are subject to time-based vesting with 1/12th vesting on the 29th day of each January, April, July and October beginning January 29, 2005, subject to acceleration in the event of certain extraordinary transactions. Unvested
Units are subject to forfeiture in the event of the termination of the
Taxpayer's employment with NorthStar Realty Finance Corp. and its subsidiaries.